Debt (FY)	6 Months Ended	12 Months Ended
	Jun. 30, 2025	Dec. 31, 2024
Debt Disclosure [Abstract]
Debt
10. Debt
The total debt obligations are as follows (dollars in thousands):

	Maturities	Effective Interest Rates	June 30, 2025	December 31, 2024
DDTL 1.0 Facility	March 2028	15%	$1,782,500	$2,012,500
DDTL 2.0 Facility	May 2029	11%	4,953,967	3,843,819
2030 Senior Notes	June 2030	10%	2,000,000	—
2024 Term Loan Facility	April 2025	12%	—	1,000,000
Revolving Credit Facility	June 2027	7%	450,000	—
OEM Financing Arrangements	March 2026 – May 2028	9-10%	1,728,388	1,177,158
Magnetar Loan	January 2029	12%	256,630	—
Total principal of debt			11,171,485	8,033,477
Less: Unamortized discount and issuance costs			(119,984)	(107,137)
Total debt, net of unamortized discount and issuance costs			11,051,501	7,926,340
Less: Debt, current			(3,627,664)	(2,468,425)
Total debt, non-current			$7,423,837	$5,457,915

As of June 30, 2025, the future principal payments for the Company’s total debt were as follows (in thousands):

Years Ending December 31,	Amount
Remaining portion of 2025	$986,052
2026	4,218,457
2027	2,833,142
2028	1,010,054
2029	123,780
Thereafter	2,000,000
Total	$11,171,485

The total interest expense for the Company’s debt obligations was as follows (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Contractual interest expense	$250,312	$100,237	$483,084	$164,859
Amortization of debt discounts and issuance costs and accretion of redemption premiums	29,036	7,547	66,727	15,605
Less: capitalized interest	(23,186)	(40,687)	(36,278)	(72,864)
Total	$256,162	$67,097	$513,533	$107,600

As of June 30, 2025, the Company's weighted-average interest rate on short-term debt instruments, which was comprised of the Magnetar Loan, and certain of the OEM Financing Arrangements, was 12.3%. As of December 31, 2024, the Company's weighted-average interest rate on short-term debt instruments, which was comprised of the 2024 Term Loan Facility, was 9.6%.
Delayed Draw Term Loans
In July 2023, the Company entered into a Delayed Draw Term Loan 1.0 Facility (as amended, the “DDTL 1.0 Facility”), which provided for a delayed draw term loan facility of up to $2.3 billion. In May 2024, the Company entered into a Delayed Draw Term Loan 2.0 Facility (as amended, the “DDTL 2.0 Facility”), which provides for another delayed draw term loan facility of up to $7.6 billion. The principal amount of the DDTL 1.0 Facility is required to be repaid in quarterly installments, with the final balloon payment due on March 28, 2028.
Under the DDTL 2.0 Facility, additional loans may be drawn until June 2025, with an option to extend the commitment period by three months subject to lender consent. In June, 2025, the Company extended the commitment period to September, 2025. The principal amount of the DDTL 2.0 Facility is required to be repaid in quarterly installments, beginning in January 2026, with the final balloon payment due five years after the applicable loan was funded. The total loans available are constrained by the purchase price of assets for which the loans are being used to finance with such percentage based upon the depreciable cost of graphics processing unit (“GPU”) servers.
The Company’s DDTL 1.0 Facility and DDTL 2.0 Facility require the Company to maintain certain restricted cash balances. The Company is required to maintain restricted cash equal to 4.00% of the drawn balance on the DDTL 1.0 Facility, but in no event greater than $56 million. As of each of June 30, 2025 and December 31, 2024, $56 million was restricted cash in relation to the DDTL 1.0 Facility. Prior to the IPO, the Company was required to maintain restricted cash equal to 2.00% of the drawn balance on the DDTL 2.0 Facility, which was $77 million as of December 31, 2024. In connection with the IPO, the restricted cash requirement was reduced to 1.00% of the drawn balance on the DDTL 2.0 Facility, which was $50 million as of June 30, 2025.
Additionally, at the closing of the IPO, the Company became subject to a requirement to fund $500 million into designated escrow accounts in connection with the DDTL 2.0 Facility, which was classified as restricted cash and cash equivalents, current, on the condensed consolidated balance sheets as of March 31, 2025. In April 2025, the conditions requiring restriction of this amount were lifted and the $500 million previously classified as restricted cash in connection with the DDTL 2.0 Facility was no longer restricted.
Revolving Credit Facility
In June 2024, and as amended in October and December 2024, the Company entered into a senior secured revolving credit facility (as amended, the “Revolving Credit Facility”) with a capacity of $650 million. The Revolving Credit Facility matures on June 21, 2027. The Revolving Credit Facility included a $175 million letter of credit sub-facility. The letter of credit sub-facility entered into by the Company reduces the available borrowing capacity under the Revolving Credit Facility. In May 2025, the Company upsized the Revolving Credit Facility with a capacity of $1.5 billion. With the upsize of the Revolving Credit Facility, the letter of credit sub-facility increased to $350 million. As of June 30, 2025 and December 31, 2024, the amounts associated with outstanding letters of credit were $11 million and $0 million, respectively.
As of December 31, 2024, the Company had not drawn on the Revolving Credit Facility. As of June 30, 2025, the Company had drawn $450 million and had $1.0 billion of remaining capacity under the Revolving Credit Facility (after giving effect to the outstanding letters of credit). Obligations outstanding under the Revolving Credit Facility are secured by pledges of certain assets as collateral. The Company is required to pay a fee of 0.25% per annum on the average undrawn commitment.
2030 Senior Notes
In May 2025, the Company issued $2.0 billion in aggregate principal amount of senior notes due 2030 (the “2030 Senior Notes”) in a private placement offering to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended. The 2030 Senior Notes were issued pursuant to an indenture, dated as of May 27, 2025 (the “Indenture”). The proceeds from the issuance of the 2030 Senior Notes were retained for general corporate purposes. In conjunction with the issuance of the 2030 Senior Notes, the Company capitalized $37 million in debt issuance costs.
The 2030 Senior Notes are unsecured obligations. The 2030 Senior Notes will mature on June 1, 2030 and bear interest at a rate of 9.25% per annum, payable semi-annually in cash in arrears on June 1 and December 1 of each year, beginning on December 1, 2025.
The Company may redeem all or a portion of the 2030 Senior Notes at any time prior to June 1, 2027 at a redemption price equal to 100% of the aggregate principal amount, plus accrued and unpaid interest and a “make-whole” premium as provided in the Indenture. The Company may redeem all or a portion of the 2030 Senior Notes at any time on or after June 1, 2027 at the redemption prices set forth in the Indenture. At any time prior to June 1, 2027, up to 40% of the aggregate principal amount of the 2030 Senior Notes may be redeemed with the net cash proceeds from certain equity offerings, at the redemption price specified in the Indenture.
The 2030 Senior Notes includes customary terms and covenants, including certain events of default, after which the 2030 Senior Notes may be due and payable immediately. In addition, if the Company experiences certain change of control events, as described in the Indenture, the Company will be required to make an offer to repurchase some or all of the 2030 Senior Notes at a price equal to 101% of the principal amount of the 2030 Senior Notes to be repurchased plus accrued and unpaid interest.
2024 Term Loan Facility
In December 2024, the Company entered into a credit agreement providing for a $1.0 billion term loan facility (the “2024 Term Loan Facility”) consisting of (i) a $229 million secured facility and (ii) a $771 million unsecured facility. In connection with the IPO, the maturity date of the 2024 Term Loan Facility was accelerated, and it was repaid on April 11, 2025.
Magnetar Loan
In August 2024, the Company entered into an AI Computing Service Reserved Capacity and Prepayment Agreement with MagAI Ventures (the “MagAI Capacity Agreement”). Under this arrangement, the Company will provide portfolio companies of MagAI Ventures with a pre-determined amount of cloud computing services at a pre-negotiated hourly rate. The specific amount of cloud computing services, inclusive of the capacity and term, to be used by each portfolio company, if any, will be negotiated individually with each portfolio company, and will be subject to final approval by MagAI Ventures. The Company received a refundable deposit of $230 million in connection with the MagAI Capacity Agreement. Any consumption of cloud services by MagAI Ventures, including by their portfolio companies, under this arrangement is deducted from this deposit amount, with the unused portion refunded back to MagAI Ventures at the end of the contractual term. Throughout the term of the arrangement, if MagAI Ventures portfolio companies do not contract for the full amount of the pre-determined cloud computing services, the Company may agree with MagAI Ventures to instead use this available capacity for other customers, and share profits with MagAI Ventures for any revenue realized above the revenue that would have been generated by charging these customers the MagAI Ventures pre-negotiated rate.
The initial MagAI Capacity Agreement provided for certain termination options for MagAI Ventures, including if a specified amount of capacity is not available by a target commencement date. The MagAI Capacity Agreement runs for an initial period of four years, with an option for MagAI Ventures to extend for two additional years. As of December 31, 2024, the refundable deposit was included within other current liabilities on the condensed consolidated balance sheets, as no services had yet been provided under this arrangement.
In February 2025, the MagAI Capacity Agreement was amended to provide certain termination for convenience rights to both MagAI Ventures and the Company. As a result of the amendment, the Company now considers the refundable deposit received from Magnetar to be in-substance debt (the “Magnetar Loan”) under ASC 470, Sale of Future Revenue, and has reclassified the balance to debt, current on the condensed consolidated balance sheets. No services had been provided under the MagAI Capacity Agreement as of June 30, 2025.
As of June 30, 2025, the $230 million refundable deposit remains available for cloud computing services for MagAI Ventures' portfolio companies. Upon such termination by either party, the unused portion of the $230 million deposit will be refunded along with a specified multiplier that increases over the term of the arrangement that equates to a 12% annual rate of return. As of June 30, 2025, the Company had $257 million classified as debt, current, including $27 million of redemption premiums, on the condensed consolidated balance sheets. The accretion of the redemption premiums was recognized in interest expense, net in the condensed consolidated statements of operations during the six months ended June 30, 2025.
2021 Convertible Senior Secured Notes
In October 2021, the Company executed a note issuance agreement and a note purchase agreement with a related party for the issuance of an aggregate principal amount of up to $50 million of convertible senior secured notes (the “2021 Convertible Senior Secured Notes”). The Company determined that the conversion features, the accelerated redemption features, the variability in interest payments, and the Company’s redemption option were required to be bifurcated and accounted for as an embedded derivative. The investors elected to convert all of the outstanding 2021 Convertible Senior Secured Notes on September 17, 2024, pursuant to the original terms of the conversion feature.
For the three and six months ended June 30, 2024, the Company recorded losses related to the fair value adjustment of these derivative liabilities of $262 million and $344 million, respectively. During the three and six months ended June 30, 2024, total interest costs for the 2021 Convertible Senior Secured Notes were $3 million and $6 million, respectively, comprised of coupon interest of $1 million and $3 million, respectively, and amortization of debt discounts and issuance costs of $2 million and $3 million, respectively.
OEM Financing Arrangements
The Company entered into various agreements with original equipment manufacturers (the “OEM Financing Arrangements”), whereby the Company obtained financing for certain equipment with an aggregate notional balance of $2.2 billion and $1.3 billion as of June 30, 2025 and December 31, 2024, respectively. The Company granted a security interest for the financed equipment related to these financing agreements. These agreements generally have terms between two to three years.
DCSP Financing Arrangements
In June 2023, the Company entered into a service agreement (the “DCSP Service Agreement”) with a data center service provider (the “DCSP”). Under the DCSP Service Agreement, the DCSP will design, purchase, build, and manage a data center providing access to up to 78 MW of electrical power to be delivered in phases. Separately, during the year ended December 31, 2024, the Company purchased $116 million of critical infrastructure assets to support the data center site (the “Existing Critical Infrastructure Assets”).
In October 2024, the Company, as a lender, entered into a Senior Secured Delayed Draw Term Loan Credit Agreement (the “DCSP Note Receivable,” and collectively, with the DCSP Service Agreement, the “DCSP
Financing Arrangements”) with the DCSP to facilitate the purchase of critical infrastructure assets. The DCSP Note Receivable provides for a total commitment of up to $305 million in delayed draw term loan funding for a term of seven years with a stated interest rate of 13.00% per annum.
The DCSP Note Receivable is secured by the new and existing critical infrastructure assets that support current and future phases of the build out at the data center and is prepayable at any time by the DCSP with no penalty.
The DCSP has borrowed under the DCSP Note Receivable to settle amounts previously advanced to the DCSP by the Company, finance purchases of additional critical infrastructure assets, and purchase the Existing Critical Infrastructure Assets. Under the terms of the DCSP Service Agreement, the Company continues to control the Existing Critical Infrastructure Assets and the Company recorded a financing obligation related to the consideration received for the Existing Critical Infrastructure Assets. The financing obligation is payable over a term of 14 years and has an imputed interest rate of 15%. The Existing Critical Infrastructure Assets are included in property and equipment, net, on the condensed consolidated balance sheets and are depreciated over their estimated useful life.
Additionally, the Company entered into a lease for data center infrastructure assets with the DCSP. The arrangement commenced in April 2025 and is accounted for as a finance lease, with an initial term of 14 years and an imputed interest rate of 13%. The Company recorded finance lease right-of-use assets acquired through lease liability of $123 million for the six months ended June 30, 2025 associated with this arrangement. For the three and six months ended June 30, 2025, amortization expense recognized related to this finance lease right-of-use asset was not material.
As of June 30, 2025, the future payments under the financing obligation and finance lease due to the DCSP were as follows (in thousands):

Years Ending December 31,	Financing obligation	Finance lease
Remaining portion of 2025	$9,835	$9,360
2026	19,658	18,720
2027	19,645	18,720
2028	19,630	18,720
2029	19,616	18,720
Thereafter	175,800	168,480
Total future payments	264,184	252,720
Less: amount representing interest	(149,548)	(130,350)
Total	114,636	122,370
Less: current portion	(2,910)	(3,682)
Long-term portion	$111,726	$118,688

The DCSP Financing Arrangements allow for the net settlement of amounts due between the parties and meet the criteria for right of setoff in accordance with ASC 210, Balance Sheet. As of June 30, 2025, the gross amount of the DCSP Note Receivable was $288 million, which is presented net of the financing obligation and finance lease of $237 million. As of December 31, 2024, the gross amount of the DCSP Note Receivable was $224 million, which is presented net of the financing obligation of $116 million. The Company did not recognize any interest income during the year ended December 31, 2024, as the Company did not expect to be entitled to the accrued interest. The Company began recognizing interest income associated with this arrangement in March 2025. For the three and six months ended June 30, 2025, the Company recognized $6 million and $9 million of interest income in other income (expense), net in the condensed consolidated statements of operations, respectively. The total interest expense related to the financing obligation and finance lease associated with this arrangement for the three and six months ended June 30, 2025 was $8 million and $12 million, respectively.

10. Debt
The total debt obligations are as follows (in thousands):

	Maturities	Effective Interest Rates	December 31, 2023	December 31, 2024
2021 Convertible Senior Secured Notes	October 2025	17%	$55,125	$—
2022 Senior Secured Notes	October 2025 – April 2026	10%	125,000	—
Delayed Draw Term Loan Facility 1.0	March 2028	15%	1,374,924	2,012,500
Delayed Draw Term Loan Facility 2.0	May 2029	11%	—	3,843,819
2024 Term Loan Facility	December 2025	12%	—	1,000,000
Original Equipment Manufacturer financing arrangements	February 2026 – October 2027	9% – 11%	—	1,177,158
Total principal of debt			1,555,049	8,033,477
Less: Unamortized discount and issuance costs			(31,795)	(107,137)
Total debt, net of unamortized discount and issuance costs			1,523,254	7,926,340
Less: Debt, current			(171,865)	(2,468,425)
Total debt, non-current			$1,351,389	$5,457,915

As of December 31, 2024, the future principal payments for the Company’s total debt were as follows (in thousands):

Years Ending December 31,	Amount
2025	$2,483,202
2026	3,102,384
2027	1,771,071
2028	548,093
2029	128,727
Total	$8,033,477

For the years ended December 31, 2022, 2023, and 2024, total interest expense for the Company’s debt obligations was as follows (in thousands):

	Year Ended December 31,
	2022	2023	2024
Contractual interest expense	$4,914	$30,189	$474,844
Amortization of debt discounts and issuance costs and accretion of redemption premiums	3,803	16,533	33,376
PIK interest	—	21,621	—
Less: capitalized interest	(343)	(41,376)	(159,017)
Total	$8,374	$26,967	$349,203

2021 Unsecured Senior Subordinated Convertible Promissory Notes
In 2020 and 2021, the Company entered into unsecured bridge loan agreements with various investors, for a total principal amount of $4 million, carrying an annual interest rate of 7.00%. In April 2021, the loans were exchanged, pursuant to the original terms of the agreements, into convertible promissory notes with a principal balance of $4 million, an interest rate of 7.00% per annum, compounded annually, and convertible into shares of stock similar to shares of stock issued in the next round of financing. In April 2023, concurrent with the Series B round of financing, the convertible promissory notes were automatically converted pursuant to the original terms of the conversion feature into 12,484,540 shares of the Company’s Series B-1 redeemable convertible preferred stock, with no gain or loss recognized upon conversion.
2021 Convertible Senior Secured Notes
In October 2021, the Company executed a note issuance agreement and a note purchase agreement with a related party for the issuance of an aggregate principal amount of up to $50 million of convertible senior secured notes (the “2021 Convertible Senior Secured Notes”). The Company drew $20 million at execution and the remaining $30 million in April 2022. The 2021 Convertible Senior Secured Notes are collateralized by the Company’s property, equipment and other assets, excluding the financed property, equipment and other assets collateralized by the delayed draw term loans and Original Equipment Manufacturer (“OEM”) financing arrangements discussed below.
The 2021 Convertible Senior Secured Notes bear a stated annual interest rate of 10.00% for the first three years, payable semiannually on April 30 and October 30. Interest may be paid in cash or paid-in-kind (“PIK”), in which case additional 2021 Convertible Senior Secured Notes will be issued with a principal amount equal to the accrued interest, and otherwise which carry the same terms of the original notes (the “PIK Notes”). In April and October of 2023, an aggregate of $5 million principal amount of PIK Notes were issued in lieu of cash settlement of accrued interest.
If a qualified public company event (“QPCE”), defined as an IPO, direct listing, or special purpose acquisition company (“SPAC”) transaction, is not consummated on or prior to the date that is three (3) years from the issuance date, the interest rate shall automatically increase to 16.00% per year, prospectively, payable in cash. The 2021 Convertible Senior Secured Notes have a contractual maturity date of October 18, 2025. In the event the 2021 Convertible Senior Secured Notes are not otherwise converted or redeemed prior to the maturity date, and in the event that there is no QPCE, the investors will be entitled to redeem the 2021 Convertible Senior Secured Notes for cash in the amount equal to the principal, accrued and unpaid interest, plus a premium amount to ensure the holders realize an aggregate internal rate of return (“IRR”) of 16.00%. Prior to the maturity date, the 2021 Convertible Senior Secured Notes may be redeemed or converted as follows:
•
Redemption—From the third anniversary until a QPCE, the Company has the right, at its option, to redeem up to a principal amount of $15 million at a redemption price equal to principal amount plus accrued and unpaid interest plus a premium amount such that the holders of such principal amount of debt realize an IRR of 20.00% with respect to such redeemed amounts.

•
Conversion—Holders of the 2021 Convertible Senior Secured Notes have the right, at their option, to convert all or any portion of their notes into a number of shares of common stock at any time based on the outstanding principal and accrued interest divided by the conversion price in effect. The conversion price in effect shall be calculated as follows:

•	Initially, the conversion price is equal to $675 million (the “Maximum Conversion Valuation”) divided by the fully diluted shares of common stock outstanding, which was $2.20 per share.
•
If a qualified financing occurs prior to a QPCE, the Maximum Conversion Valuation will be reduced, but not increased, to the enterprise value derived from the qualified financing on a fully diluted basis.

•
Upon the occurrence of a QPCE, the conversion price will be reduced, but not increased, to 75% of either the price per share offered to the public in an IPO, 75% of the stock price after the closing of a direct listing, or 75% of the stock valuation derived from a SPAC transaction.

The Company determined that the conversion features, the accelerated redemption features, the variability in interest payments, and the Company’s redemption option are required to be bifurcated and accounted for as an embedded derivative. Accordingly, upon issuances in October 2021 and April 2022, the Company recognized embedded derivative liabilities of $0 million and $2 million, respectively. The Company used Level 3 inputs to determine the fair value of the embedded derivatives. Significant management assumptions and estimates were involved in this determination. As of December 31, 2023, the estimated fair value of 2021 Convertible Senior Secured Notes was $451 million. This amount includes the $55 million face value of the notes, $6 million in accreted redemption premiums, $2 million in unamortized debt discounts and issuance costs, which is a reduction to the net carrying value, and a $386 million embedded derivative requiring bifurcation. The embedded derivative is separated and included within derivative and warrant liabilities on the consolidated balance sheets.
For the years ended December 31, 2022, 2023, and 2024, the Company recorded losses related to the fair value adjustment of these derivative liabilities of $3 million, $361 million, and $627 million, respectively. During the years ended December 31, 2022, 2023, and 2024, total interest costs were $7 million, $31 million, and $8 million, respectively. These amounts are comprised of coupon interest of $4 million, $5 million, and $4 million, respectively; PIK interest cost was $0 million, $22 million, and $0 million, respectively; and amortization of debt discounts and issuance costs of $3 million, $4 million, and $4 million, respectively.
The debt host liability was initially recognized based on the proceeds received from issuance, net of issuance costs and net of the initial fair value of the bifurcated derivative. The debt host was subsequently accounted for using the effective interest method to amortize the discount and issuance costs and accrue for the premiums due at maturity in the event the debt was not early converted or redeemed earlier and no QPCE occurred.
The investors elected to convert all of the outstanding 2021 Convertible Senior Secured Notes on September 17, 2024, pursuant to the original terms of the conversion feature, resulting in the issuance of 24,543,980 shares of common stock and a cash payment of $2 million for accrued interest and cash in lieu of fractional shares. The conversion was accounted for as an extinguishment. Equity increased by the settlement-date fair value of the common shares issued of $1.1 billion. Additionally, a $6 million extinguishment loss is included in other income, net, which represents the difference between the fair value of the shares and the combined carrying amounts of the debt host and the bifurcated embedded derivative liability.
2022 Senior Secured Notes
In October 2022, the Company executed a note issuance agreement and a note purchase agreement (the “2022 Senior Secured Notes”) with a related party for an aggregate principal amount of up to $125 million. The Company drew down $30 million upon execution (the “First Closing”), an additional $30 million in November 2022 (the “Second Closing”), an additional $40 million in January 2023 (the “Third Closing”), and the remaining $25 million in April 2023 (the “Fourth Closing”). The 2022 Senior Secured Notes are collateralized by the Company’s property, equipment and other assets, excluding the financed property, equipment and other assets collateralized by the delayed draw term loans and OEM financing arrangements discussed below.
The first three tranches of 2022 Senior Secured Notes bear 0.0% interest from the issuance date through April 16, 2024, and 12.00% interest per annum from and after April 17, 2024. Interest payments are due, in cash, semiannually on April 14 and October 14 of each year, beginning on April 14, 2024. All principal and accrued and unpaid interest are due on October 17, 2025.
The fourth tranche of 2022 Senior Secured Notes bear 0.0% interest from the issuance date through October 19, 2024, and 12.00% interest per annum from and after October 20, 2024. Interest payments are due, in cash, semiannually on April 14 and October 14 of each year, beginning on October 14, 2024. All principal and accrued and unpaid interest are due on April 20, 2026.
The Company may redeem the debt at any time, or the debt may be required to be redeemed early upon the occurrence of customary events of default or change of control. In the event the debt is redeemed prior to the maturity date, the redemption price is equal to the principal amount plus accrued and unpaid interest, plus a potential early redemption premium based on the following schedule:
•
No premium if redeemed prior to April 17, 2024, or on or after October 2, 2025 (with respect to the notes issued in the First Closing, Second Closing and Third Closing) or prior to October 20, 2024, or on or after April 7, 2026 (with respect to the notes issued in the Fourth Closing).

•
10.00% premium if redeemed on or after April 17, 2024, but before July 17, 2024 (with respect to the notes issued in the First Closing, Second Closing and Third Closing) or on or after October 20, 2024, but before January 20, 2025 (with respect to the notes issued in the Fourth Closing).

•
8.50% premium if redeemed on or after July 17, 2024, but before October 17, 2024 (with respect to the notes issued in the First Closing, Second Closing and Third Closing) on or after January 20, 2025, but before April 20, 2025 (with respect to the notes issued in the Fourth Closing).

•
7.00% premium if redeemed on or after October 17, 2024, but before January 17, 2025 (with respect to the notes issued in the First Closing, Second Closing and Third Closing) or on or after April 20, 2025, but before July 20, 2025 (with respect to the notes issued in the Fourth Closing).

•
5.50% premium if redeemed on or after January 17, 2025, but before April 17, 2025 (with respect to the notes issued in the First Closing, Second Closing and Third Closing) or on or after July 20, 2025, but before October 20, 2025 (with respect to the notes issued in the Fourth Closing).

•
4.00% premium if redeemed on or after April 17, 2025, but before July 17, 2025 (with respect to the notes issued in the First Closing, Second Closing and Third Closing) or on or after October 20, 2025, but before January 20, 2026 (with respect to the notes issued in the Fourth Closing).

•
2.50% premium if redeemed on or after April 17, 2025, but before October 2, 2025 (with respect to the notes issued in the First Closing, Second Closing and Third Closing) on or after to January 20, 2026, but before April 7, 2026 (with respect to the notes issued in the Fourth Closing).

In conjunction with the borrowing under the 2022 Senior Secured Notes, the Company granted the 2022 Senior Secured Note holders fully vested penny warrants and regular warrants to purchase shares of the Company’s common stock upon each closing:
•	First Closing: Penny warrants for 1,873,735 shares and regular warrants for 1,040,956 shares.
•	Second Closing: Penny warrants for 1,873,735 shares and regular warrants for 1,040,956 shares.
•	Third Closing: Penny warrants for 2,498,356 shares and regular warrants for 1,388,000 shares.
•	Fourth Closing: Penny warrants for 1,561,456 shares and regular warrants for 867,474 shares.
All warrants issued in the First Closing, Second Closing and Third Closing expire on October 17, 2029 and all warrants issued in the Fourth Closing expire on April 20, 2030. The penny warrants have an exercise price of $0.0005 per share. The regular warrants are exercisable at a price per share equal to the lower of (subject to adjustment as provided in the 2022 Senior Secured Notes):
a)	if, prior to an IPO or SPAC Transaction, the Company completes a qualified equity financing, the purchase price or deemed purchase price per share of common stock in the qualified equity financing; or
b)	the purchase price determined based on a valuation of the Company of:
(i)	$1,500,000,000, if the principal amount of the 2022 Senior Secured Notes is repaid in full within one hundred twenty (120) days after the original issue date;
(ii)	$1,300,000,000, if the principal amount of the 2022 Senior Secured Notes is repaid in full within one hundred twenty-one (121) to two hundred forty (240) days after the original issue date;
(iii)	$1,100,000,000, if the principal amount of the 2022 Senior Secured Notes is repaid in full within two hundred forty-one (241) to three hundred sixty (360) days after the original issue date; or
(iv)	$1,000,000,000, if the principal amount of the 2022 Senior Secured Notes is repaid in full three hundred sixty-one (361) or more days after the original issue date.
The penny warrants are classified within stockholders’ deficit on the consolidated balance sheets, as their settlement is indexed to the Company’s own stock in accordance with ASC 815, Derivatives and Hedging.
The regular warrants are classified as derivative liabilities as their settlement amounts are not solely indexed to the Company’s own stock and settled in equity.
The Company recorded a loss related to the fair value adjustment of these warrant liabilities of $0 million, $67 million, and $129 million within loss on fair value adjustments in the consolidated statements of operations during the years ended December 31, 2022, 2023, and 2024, respectively.
The fair values of the regular warrants were remeasured to $71 million and $200 million as of December 31, 2023 and 2024, respectively. These amounts are included within derivative and warrant liabilities on the consolidated balance sheets.
The Second Closing and the Third Closing were loan commitments that were required to be issued and funded. The fees associated with the loan commitment were initially capitalized and accounted for as deferred financing costs. As these closings were completed, the associated portions of the deferred financing costs were reclassified as the debt discount for the portion of the drawn loans and amortized to interest expense. As of December 31, 2023, the carrying value of the notes was $124 million, which approximates fair value. The penny warrants and regular warrants issued in connection with the first three closings were recorded as part of the deferred financing costs equal to their issuance date fair values of $6 million and $3 million, respectively.
The Fourth Closing provided the lenders the option, but not the obligation to purchase up to $25 million principal amount of notes and the associated portion of penny warrants and regular warrants. The option was accounted for as a derivative liability issued on the initial closing date, representing part of the deferred financing costs of $1 million for the loan commitments. The written option was remeasured to fair value through the settlement date completed in April 2023, and the Company recognized a loss for the change in fair value of $2 million during the year ended December 31, 2023. The notes, penny warrants, and regular warrants issued upon settlement of the Fourth Closing were initially recorded at their respective fair values of $22 million, $4 million, and $2 million, respectively.
In June 2024, the Company issued notice to the lenders to exercise its option to redeem the 2022 Senior Secured Notes. In July 2024, the Company settled the entire principal amount of the notes for a redemption price of $137 million, inclusive of prepayment premium and accrued and unpaid interest, resulting in an extinguishment loss of $6 million, which is included in other income, net.
Delayed Draw Term Loans
Delayed Draw Term Loan Facility 1.0
In July 2023, one of the Company’s subsidiaries, CoreWeave Compute Acquisition Co. II, LLC (“CCAC II”), entered into a delayed draw term loan with various lenders and U.S. Bank, N.A., as the administrative and collateral agent. The agreement provides for a delayed draw term loan facility of up to $2.3 billion (as amended, the “DDTL 1.0 Facility”). Borrowings under the DDTL 1.0 Facility were used to finance a portion of the purchase consideration, fees, and expenses relating to the acquisition of computing equipment.
The DDTL 1.0 Facility contains covenants that restrict the ability of the Company and/or CCAC II to incur or guarantee additional indebtedness; pay dividends and make other distributions or repurchase stock; make certain investments; create or incur liens; sell assets; enter into certain transactions with affiliates; and merge, consolidate or transfer or sell all or substantially all of its assets.
All obligations under the DDTL 1.0 Facility are unconditionally guaranteed by the Company. Obligations outstanding under the DDTL 1.0 Facility are secured by perfected first priority pledges of and security interests in (i) the equity interests of CCAC II held by its direct parent and (ii) substantially all of the assets of CCAC II.
Interest on outstanding borrowings on the DDTL 1.0 Facility accrues at a rate per annum equal to either, at the Company’s election, Term SOFR plus 8.75% or the alternative base rate plus 7.75%. On May 15, 2024, the interest rate was modified to Term SOFR plus 9.62% or the alternative base rate plus 8.62%. As of December 31, 2023, and 2024, the actual average interest rate being charged on the amounts borrowed against the DDTL 1.0 Facility was 14.12% and 14.11%, respectively.
Throughout 2023 and 2024, the Company borrowed against the $2.3 billion facility commitment. The principal amount of the loans is required to be repaid in quarterly installments, with the final balloon payment due on March 28, 2028. The loans are prepayable at any time, from time to time, at the Company’s option, and are required to be prepaid upon the occurrence of an event of default or change of control of the Company, or with the proceeds of certain asset dispositions or incurrence of indebtedness. If the loans are prepaid prior to the fourth anniversary of the loan commitment termination date, in addition to principal and accrued interest, the Company is required to pay an applicable premium equal to (a) with respect to prepayments made prior to the third anniversary of the loan commitment termination date, the present value of future interest payments that would have accrued on the principal amount of the loans being prepaid through the third anniversary of the loan commitment termination date based on the interest rate in effect plus 1.00% of the principal amount of the loans being prepaid or (b) with respect to prepayments made between the third and fourth anniversary of the loan commitment termination date, an amount equal to 1.00% of the principal amount of the loans being prepaid.
As of December 31, 2023 and 2024, the amounts outstanding were $1.4 billion and $2.0 billion, respectively, under the DDTL 1.0 Facility. The Company incurred deferred financing costs of $12 million and recorded debt discounts of $24 million and $22 million for the years ended December 31, 2023 and 2024, respectively. These costs are capitalized as a reduction to the outstanding debt balance on the consolidated balance sheets and are being amortized to interest expense over the term of the DDTL 1.0 Facility. Amortization of debt issuance costs and debt discounts was $2 million and $20 million for the years ended December 31, 2023 and 2024, respectively.
The Company was required to maintain restricted cash equal to 16.00% of the drawn balance, totaling $220 million as of December 31, 2023. In May 2024, in conjunction with the amendment to the interest rate, the restricted cash requirement was reduced to 4.00% of the drawn balance, but in no event can the liquidity requirement be greater than $56 million. As of December 31, 2024, $56 million was restricted cash in relation to this agreement.
Delayed Draw Term Loan Facility 2.0
In May 2024, one of the Company’s subsidiaries, CoreWeave Compute Acquisition Co. IV, LLC (“CCAC IV”) entered into a second agreement with various lenders and U.S. Bank, N.A., as the administrative and collateral agent. The agreement provides for another delayed draw term loan facility of up to $7.6 billion (as amended, the “DDTL 2.0 Facility”). Borrowings under this agreement were established to primarily finance capital expenditures necessary to fulfill customer contracts, including the acquisition of GPU servers and related infrastructure.
Under the DDTL 2.0 Facility, additional loans may be drawn until June 2025, with an option to extend the commitment period by three months subject to lender consent. The total loans available are constrained by the purchase price of assets for which the loans are being used to finance with such percentage based upon the depreciable cost of GPU servers.
All obligations under the DDTL 2.0 Facility are unconditionally guaranteed by the Company. Obligations outstanding under the DDTL 2.0 Facility are secured by perfected first priority pledges of and security interests in (i) the equity interests of CCAC IV held by its direct parent and (ii) substantially all of the assets of CCAC IV.
The DDTL 2.0 Facility contains covenants that restrict the ability of the Company and/or CCAC IV to incur or guarantee additional indebtedness; pay dividends and make other distributions or repurchase stock; make certain investments; create or incur liens; sell assets; enter into certain transactions with affiliates; and merge, consolidate or transfer or sell all or substantially all of its assets.
Interest on outstanding borrowings on the DDTL 2.0 Facility accrues at a rate per annum equal to either, at the Company’s election, Term SOFR or the alternative base rate plus a spread based on the credit quality of the associated customer contracts. For specified investment-grade customers, the spread is equal to 6.00% for Term SOFR denominated loans and 5.00% for base rate denominated loans. For investment-grade customers, the spread is equal to 6.50% for Term SOFR loans and 5.50% for base rate loans. For non-investment-grade customer contracts, the spread is equal to 13.00% for Term SOFR loans and 12.00% for base rate loans.
The principal amount of the loans is required to be repaid in quarterly installments, beginning in October 2025, with the final balloon payment due on five years after the applicable loan was funded. The loans are prepayable at any time, from time to time, at the Company’s option and are required to be prepaid upon the occurrence of an event of default or change of control of the Company, or incurrence of certain indebtedness. If the loans are prepaid prior to the 30-month anniversary of the loan commitment termination date, in addition to principal and accrued interest, the Company is required to pay an applicable premium equal to the present value of future interest payments that would have accrued through the 30-month anniversary of the loan commitment termination date based on the interest rate in effect.
As of December 31, 2024, the actual average interest rate being charged on the amounts borrowed against the DDTL 2.0 Facility was 10.53% and the total amount borrowed was $3.8 billion. The Company incurred deferred financing costs of $3 million and recorded debt discounts of $58 million related to the issuance of the DDTL 2.0 Facility. These costs are capitalized as a reduction to the outstanding debt balance on the consolidated balance sheets and are being amortized to interest expense over the term of the DDTL 2.0 Facility. Amortization of debt issuance costs and debt discounts was $5 million for the year ended December 31, 2024. The Company is required to maintain restricted cash equal to 2.00% of the drawn balance, totaling $77 million as of December 31, 2024. Additionally, the Company incurred undrawn fees totaling $4 million for the year ended December 31, 2024, which is recognized in interest expense, net in the consolidated statements of operations.
Revolving Credit Facility
On June 21, 2024, the Company entered into a credit agreement with JPMorgan Chase Bank, N.A., as administrative agent and collateral agent. The credit agreement matures on June 21, 2027. The credit agreement originally provided for a $100 million senior revolving credit facility. On October 7, 2024, the credit agreement was amended to have a capacity of $650 million consisting of (i) a $500 million secured facility and (ii) a $150 million unsecured facility to support the expansion of the Company’s data center infrastructure and AI-driven cloud computing operations. On December 2, 2024, the credit agreement was further amended to provide for the $650 million senior revolving credit facility to be fully secured (the “Revolving Credit Facility”). The Revolving Credit Facility includes a $175 million letter of credit sub-facility. As of December 31, 2024, the Company had not drawn on the Revolving Credit Facility.
Amounts borrowed under the Company’s Revolving Credit Facility are subject to an interest rate per annum equal to, at the Company’s option, either (a) for base rate loans, an applicable margin of 0.75% plus a base rate (subject to a 1.00% floor) determined by reference to the highest of (i) the prime rate, (ii) the greater of (a) the federal funds effective rate and (b) the overnight bank funding rate, in each case, plus 0.50%, and (iii) the one month term Secured Overnight Financing Rate (“SOFR”) plus 1.00% or (b) for term benchmark loans, an applicable margin of 1.75% plus the term SOFR (subject to a 0.00% floor) for a one, three or six month interest period. Additionally, the Company is required to pay a fee of 0.25% per annum on the average undrawn commitment. The Company may voluntarily prepay outstanding loans under its Revolving Credit Facility at any time without premium or penalty.
2024 Term Loan Facility
In December 2024, the Company entered into a credit agreement providing for a $1.0 billion term loan facility (the “2024 Term Loan Facility”) consisting of (i) a $229 million secured facility and (ii) a $771 million unsecured facility. On December 16, 2024, the Company borrowed the full $1.0 billion of loans available under the agreement. The proceeds from the term loan facility may be used for working capital and general corporate purposes (including the financing of acquisitions and investments).
The Company incurred deferred financing costs related to the issuance of the 2024 Term Loan Facility of $16 million. These costs are capitalized as a reduction to the outstanding debt balance within Debt, current on the consolidated balance sheets and are being amortized to interest expense over the term of the 2024 Term Loan Facility. As of December 31, 2024, the unamortized deferred financing costs were $15 million.
The 2024 Term Loan Facility matures December 16, 2025. The Company may prepay at any time, from time to time, at its option, upon the occurrence of an event of default, or with the proceeds of certain asset dispositions, incurrences of indebtedness or equity issuances, including a requirement to be prepaid with some or all of the proceeds of an initial public offering. Amounts borrowed under the term loan facility are subject to an interest rate per annum equal to, at the Company’s option, either (a) Term SOFR plus 5.25% for the first 180 days, 5.75% for the next 90 days, and 6.25% for the remainder of the term of the 2024 Term Loan Facility or (b) the alternative base rate (as described previously) plus 4.25% for the first 180 days, 4.75% for the next 90 days, and 5.25% for the remainder of the term of the 2024 Term Loan Facility. As of December 31, 2024, the actual interest rate being charged on the amounts borrowed against the 2024 Term Loan Facility was 9.65%. The 2024 Term Loan Facility contains customary affirmative and negative covenants.
OEM Financing Arrangements
The Company entered into various agreements with an OEM between February and December 2024 whereby the Company obtained financing for certain equipment with an aggregate notional balance of $1.3 billion as of December 31, 2024. Related to the financing agreements, the Company granted a security interest for the financed equipment. The agreements are accounted for as financing arrangements, with terms between two to three years. The financing arrangements have a stated repayment schedule over the term with effective interest rates between 9% to 11%. The Company did not incur any debt issuance costs associated with the financing arrangements. Interest expense for the year ended December 31, 2024 was $60 million.
DCSP Financing Arrangements
In June 2023, the Company entered into a service agreement with a data center service provider (the “DCSP”) (the “DCSP Service Agreement”). Under the DCSP Service Agreement, the DCSP will design, purchase, build, and manage a data center providing access to up to 78 MW of electrical power to be delivered in phases. Separately, during the year ended December 31, 2024, the Company purchased $116 million of critical infrastructure assets to support the data center site (the “Existing Critical Infrastructure Assets”).
In October 2024, the Company, as a lender, entered into a Senior Secured Delayed Draw Term Loan Credit Agreement (the “Note Receivable”, and collectively, with the DCSP Service Agreement, the “DCSP Financing
Arrangements”) with the DCSP to facilitate the purchase of critical infrastructure assets. The Note Receivable agreement provides for a total commitment of up to $305 million in delayed draw term loan funding for a term of seven years with a stated interest rate of 13.00% per annum. The Company incurred an immaterial amount of fees in conjunction with the issuance of the Note Receivable.
The Note Receivable is secured by the new and existing critical infrastructure assets that support current and future phases of the build out at the data center and is prepayable at any time by the DCSP with no penalty.
During the year ended December 31, 2024, the DCSP borrowed under the Note Receivable to settle amounts previously advanced to the DCSP by the Company, finance purchases of additional critical infrastructure assets, and purchase the Existing Critical Infrastructure Assets. Under the terms of the DCSP Service Agreement, the Company continues to control the Existing Critical Infrastructure Assets and the Company recorded a financing obligation related to the consideration received for the Existing Critical Infrastructure Assets. The financing obligation is payable over a term of 14 years and has an imputed interest rate of 15%. The Existing Critical Infrastructure Assets are included in property and equipment, net, on the consolidated balance sheets and are depreciated over their estimated useful life.
As of December 31, 2024, the future contractual principal payments under the financing obligation due to the DCSP were as follows (in thousands):

Years Ending December 31,	Contractual Principal Payments
2025	$19,672
2026	19,658
2027	19,645
2028	19,630
2029	19,616
Thereafter	175,800
Total future payments	274,021
Less: amount representing interest	(158,081)
Total financing obligation	$115,940
Less: current portion	(2,087)
Long-term portion	$113,853

The DCSP Financing Arrangements allow for the net settlement of amounts due between the parties and meet the criteria for right of setoff in accordance with ASC 210, Balance Sheet. As of December 31, 2024, the gross amount of the Note Receivable is $224 million, which is presented net of the financing obligation of $116 million. The accrued interest on the Note Receivable is forgiven if the DCSP achieves certain construction milestones in the first quarter of 2025. For the year ended December 31, 2024, the Company did not recognize any interest income as the Company does not expect to be entitled to the accrued interest. The total interest expense related to the financing obligation for the year ended December 31, 2024 was $3 million.